Medalist Partners MBS Total Return Fund
Class A	SEMOX
Institutional Class	SEMMX
Investor Class	SEMPX

Medalist Partners Short Duration Fund
Institutional Class	SEMIX
Investor Class	SEMRX

(Each a “Fund,” together, the “Funds”)

Supplement dated May 29, 2025 to the Prospectus and
Statement of Additional Information (“SAI”) dated March 30, 2025

Effective June 30, 2025, the mailing address for the Funds has changed. Going forward, please send written requests to obtain Fund documentation, or to purchase, redeem, or exchange shares of the Funds to:

Regular Mail:
Medalist Partners Funds
[Name of Fund]
c/o U.S. Bank Global Fund Services
PO Box 219252
Kansas City, MO 64121-9252

Overnight Delivery:
Medalist Partners Funds
[Name of Fund]
c/o U.S. Bank Global Fund Services
801 Pennsylvania Ave, Suite 219252
Kansas City, MO 64105-1307

Please retain this supplement with your Prospectus and SAI for reference.